SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  December 23, 1996
                                                        -----------------

                       Partners Preferred Yield III, Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)

         California                   1-10925           95-4325983
         ----------                   -------           ----------
      (State or other juris-        (Commission       (IRS Employer
      diction of incorporation)     File Number)    Identification No.)

      701 Western Avenue, Suite 200, Glendale, California    91203-1241
      ---------------------------------------------------    ----------
           (Address of principal executive office)           (Zip Code)

      Registrant's telephone number, including area code  (818) 244-8080
                                                          --------------

                                   N/A
                                  -----
        (Former name or former address, if changed since last report)

   Item 2.   Acquisition or Disposition of Assets.
             -------------------------------------

         On December 23, 1996, Registrant was merged into Public Storage, Inc. ("PSI") pursuant to an Agreement and Plan of Reorganization dated as of August 15, 1996. In the merger, (a) the Registrant's outstanding Common Stock Series A (1,313,384 shares) was converted as follows:
   82,547 shares of the Registrant's Common Stock Series A owned by PSI were cancelled, and the balance of the Registrant's Common Stock Series A (1,230,837 shares) was converted into an aggregate of approximately
   (i) 716,000 shares of PSI common stock (at the rate of 0.771 shares of PSI common stock for each share of the Registrant's Common Stock Series
   A) and (ii) $5,974,258 in cash (at the rate of $19.68 per share of the Registrant's Common Stock Series A); and (b) the Registrant's outstanding Common Stock Series B (168,709 shares), Common Stock
   Series C (99,241 shares) and Common Stock Series D (65,354 shares) was converted as follows: 134,967 shares of the Registrant's Common Stock Series B, 79,393 shares of the Registrant's Common Stock Series C and 52,283.2 shares of the Registrant's Common Stock Series D owned by PSI were cancelled, and the balance of the Registrant's Common Stock Series B (33,742 shares), Common Stock Series C (19,848 shares) and Common Stock Series D (13,070.8 shares) was converted into an aggregate of 32,463 shares of PSI common stock (at the rate of 0.487 shares of PSI common stock for each share of the Registrant's Common Stock
   Series B, Common Stock Series C and Common Stock Series D). The amounts set forth above exclude, in each case, a liquidating cash distribution of $.91 per share of the Registrant's Common Stock Series A and Common Stock Series B.

   Item 7.   Financial Statements and Exhibits.

             (a)   Financial Statements.

                   None.

             (b)   Exhibits.

                   (1) Agreement and Plan of Reorganization among PSI, Registrant, Partners Preferred Yield, Inc. and Partners Preferred Yield II, Inc. dated as of August 15, 1996. Filed with PSI's registration statement on Form S-4 (File No. 333-14161) and incorporated herein by reference.

                               SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PARTNERS PREFERRED YIELD III, INC.


                                     By: /S/ HARVEY LENKIN
                                         -------------------
                                         Harvey Lenkin
                                         President

   Date:  December 23, 1996